PNC Funds, Inc.

Capital Opportunities Fund

International Equity Fund

Diversified Real Estate Fund

Limited Maturity Bond Fund

Total Return Bond Fund

Maryland Tax-Exempt Bond Fund

Tax-Exempt Limited Maturity Bond Fund

National Tax-Exempt Bond Fund

Prime Money Market Fund

Government Money Market Fund

Tax-Exempt Money Market Fund

Supplement dated August 13, 2009
to the
Equity & Fixed Income Funds Class A and C Shares Prospectus, Equity & Fixed Income Funds Institutional
Prospectus, Money Market Funds Class A and C Shares Prospectus, and Money Market Funds
Institutional Prospectus dated September 30, 2008

All Funds

PNC Capital Advisors, Inc. (“PNC Capital”), the investment adviser to PNC Funds, Inc. (the “Company”), has announced that it intends to merge with its affiliate, Allegiant Asset Management Company (“Allegiant”) on or about September 30, 2009 into a newly formed Delaware limited liability company named PNC Capital Advisors, LLC (the “Combined Entity”). In anticipation of this business combination, at its meeting on August 12, 2009, the Board of Directors of the Company approved an interim and new investment advisory agreement between the Company and the Combined Entity. The interim investment advisory agreement will become effective upon the closing date of the merger of PNC Capital and Allegiant. The interim investment advisory agreement will be effective for 150 days or until the shareholders of the various Funds approve the new investment advisory agreement, whichever is earlier, and contain the same terms and conditions as the previous contract. The Company expects to convene a special meeting of the Company’s shareholders on, or about, December 15, 2009 to seek approval of the new investment advisory agreement with the Combined Entity. The Company’s shareholders will be sent more information about the proposed merger in proxy solicitation materials expected to be mailed in October 2009.

Capital Opportunities Funds

Effective September 30, 2009, Delaware Management Company will no longer serve as sub-adviser to the Capital Opportunities Fund. PNC Capital Advisors, LLC will assume responsibility as investment adviser for the Capital Opportunities Fund.

International Equity Fund

Effective September 30, 2009, Artio Global Management LLC (“Artio”) will no longer serve as a sub-adviser to the International Equity Fund. PNC Capital Advisors, LLC will assume responsibility for investment management of the portion of the International Equity Fund previously advised by Artio.

Reorganization of the PNC Funds

At its meeting on August 12, 2009, the Board of Directors of the Company approved the merger of each of the Company’s Funds into the Allegiant Funds as follows:

Acquired Company Fund and Class	Acquiring Allegiant Fund and Class

PNC Prime Money Market Fund A Shares C Shares Institutional Shares	Allegiant Money Market Fund A Shares A Shares I Shares

PNC Government Money Market Fund A Shares C Shares Institutional Shares	Allegiant Government Money Market Fund A Shares A Shares I Shares

PNC Tax-Exempt Money Market Fund A Shares C Shares Institutional Shares	Allegiant Tax Exempt Money Market Fund A Shares A Shares I Shares

PNC Limited Maturity Bond Fund A Shares C Shares Institutional Shares	Allegiant Limited Maturity Bond Fund A Shares C Shares I Shares

PNC Total Return Bond Fund A Shares C Shares Institutional Shares	Allegiant Total Return Advantage Fund A Shares C Shares I Shares

PNC National Tax-Exempt Bond Fund A Shares C Shares Institutional Shares	Allegiant Intermediate Tax Exempt Bond Fund A Shares C Shares I Shares

PNC Capital Opportunities Fund A Shares C Shares Institutional Shares	Allegiant Small Cap Core Fund A Shares C Shares I Shares

PNC International Equity Fund A Shares C Shares Institutional Shares	Allegiant International Equity Fund A Shares C Shares I Shares

PNC Tax-Exempt Limited Maturity Bond Fund A Shares C Shares Institutional Shares	Allegiant Tax Exempt Limited Maturity Bond Fund A Shares C Shares I Shares

PNC Maryland Tax-Exempt Bond Fund A Shares C Shares Institutional Shares	Allegiant Maryland Tax Exempt Bond Fund A Shares C Shares I Shares

PNC Diversified Real Estate Fund A Shares C Shares Institutional Shares	Allegiant Diversified Real Estate Fund A Shares C Shares I Shares

Each merger is intended to be a tax-free reorganization, and each is subject to shareholder approval.

Allegiant Asset Management Company, an affiliate of PNC Capital Advisors, Inc., currently manages the Allegiant Funds. However, it is anticipated that effective September 30, 2009, PNC Capital Advisors, LLC will begin acting as investment adviser to the Allegiant Funds.

Specifically, the Board approved a proposal to transfer all of each Fund’s assets and liabilities to its respective acquiring Allegiant Fund, in exchange for shares of the respective Allegiant Fund. If a Fund’s shareholders approve the proposal with respect to their Fund, they will become shareholders of the acquiring Allegiant Fund and receive shares of that Fund, the total value of which will be equal to the total value of their shares of the Fund on the date of the merger. After the shares of the Allegiant Fund are transferred, the Fund will cease operations. No sales charges will be imposed on the proposed transfer. The Company expects to obtain an opinion of counsel that the transaction will not result in a gain or loss to Fund shareholders for federal income tax purposes.

The Company expects to convene a special meeting of each Fund’s shareholders on, or about, December 15, 2009. If the Fund’s shareholders approve the proposed merger with the respective acquiring Allegiant Fund, the Company anticipates that the merger will take place in the first quarter of 2010. Each Fund’s shareholders will be sent more information about the proposed merger in proxy solicitation materials expected to be mailed in October 2009.

Until the merger is completed, shares of each Fund will continue to be sold and reinvestment of dividends and distributions into shares of each Fund will continue for those shareholders who have elected this option. As always, however, each Fund reserves the right to restrict sales of Fund shares. Shares purchased after the record date set for the special meeting of shareholders will not have the right to vote at the special meeting.

Each Fund’s shareholders also may continue to redeem their Fund shares or exchange their shares for shares of other funds of the Company, as described in the Prospectus, before the closing of the proposed merger.